Exhibit 99.2

STATE STREET CORPORATION
Earnings Release Addendum
September 30, 2013
Table of Contents

GAAP-Basis Financial Information	Page

Consolidated Financial Highlights	1

Consolidated Results of Operations - quarters ended September 30, 2013, June 30, 2013 and September 30, 2012 and nine months ended September 30, 2013 and 2012	3

Consolidated Statement of Condition	4

Assets Under Custody and Administration, Assets Under Custody and Assets Under Management	5

Operating-Basis (Non-GAAP) Financial Information

Reconciliations of Operating-Basis Financial Information - quarters ended September 30, 2013, June 30, 2013 and September 30, 2012	6

Reconciliations of Operating-Basis Financial Information - nine months ended September 30, 2013 and 2012	9

Capital

Regulatory Capital - September 30, 2013, June 30, 2013 and September 30, 2012	12

Capital Reconciliations - September 30, 2013, June 30, 2013 and September 30, 2012	13

Basel III Capital Reconciliation - September 30, 2013, June 30, 2013 and September 30, 2012	14

This financial information should be read in conjunction with State Street's earnings news release dated October 22, 2013.

STATE STREET CORPORATION
Earnings Release Addendum
CONSOLIDATED FINANCIAL HIGHLIGHTS

	Quarters Ended			% Change
(Dollars in millions, except per share amounts or where otherwise noted)	September 30, 2013	June 30, 2013	September 30, 2012	Q3 2013 vs. Q2 2013	Q3 2013 vs. Q3 2012
Revenue:
Fee revenue	$1,883	$1,971	$1,719	(4)%	10%
Net interest revenue(1)	546	596	619	(8)	(12)
Net gains (losses) from sales of investment securities	6	—	24
Net losses from other-than-temporary impairment	(10)	(7)	(6)
Total revenue	2,425	2,560	2,356	(5)	3
Total expenses	1,722	1,798	1,415	(4)	22
Net income	540	579	674	(7)	(20)
Net income available to common shareholders	531	571	654
Diluted earnings per common share	1.17	1.24	1.36	(6)	(14)
Average diluted common shares outstanding (in thousands)	452,154	461,040	480,010
Cash dividends declared per common share	$.26	$.26	$.24
Closing price per share of common stock (at quarter-end)	65.75	65.21	41.96
Ratios:
Return on average common equity	10.8%	11.3%	13.3%
Pre-tax operating margin	29.0	29.8	39.9
Net interest margin, fully taxable-equivalent basis	1.33	1.42	1.53
Tier 1 risk-based capital	17.3	16.6	19.8
Total risk-based capital	19.8	19.1	21.3
Tier 1 leverage	7.2	6.9	7.6
Tier 1 common to risk-weighted assets(2)	15.5	14.9	17.8
Tangible common equity to tangible assets(2)	6.8	6.5	7.6
At quarter-end:
Assets under custody and administration(3) (in trillions)	$26.03	$25.74	$23.44
Assets under management (in trillions)	2.24	2.15	2.07

(1) Included discount accretion related to former conduit securities of $28 million, $47 million and $40 million for the quarters ended September 30, 2013, June 30, 2013 and September 30, 2012, respectively.
(2) Ratios are non-GAAP financial measures. Refer to accompanying reconciliations for additional information.
(3) Included assets under custody of $19.21 trillion, $18.88 trillion and $17.29 trillion, respectively.

STATE STREET CORPORATION
Earnings Release Addendum
CONSOLIDATED FINANCIAL HIGHLIGHTS (Continued)

	Nine Months Ended		% Change
(Dollars in millions, except per share amounts)	September 30, 2013	September 30, 2012	2013 vs. 2012
Revenue:
Fee revenue	$5,711	$5,282	8%
Net interest revenue(1)	1,718	1,916	(10)
Net gains from sales of investment securities(2)	11	29
Net losses from other-than-temporary impairment	(20)	(27)
Total revenue	7,420	7,200	3
Total expenses	5,346	5,022	6
Net income	1,583	1,591	(1)
Net income available to common shareholders	1,557	1,551	—
Diluted earnings per common share	3.40	3.19	7
Average diluted common shares outstanding (in thousands)	458,392	485,813
Cash dividends declared per common share	$.78	$.72
Return on average common equity	10.4%	10.7%
Pre-tax operating margin	28.0	30.3
Net interest margin, fully taxable-equivalent basis	1.38	1.63

(1) Included discount accretion related to former conduit securities of $106 million and $163 million for the nine months ended September 30, 2013 and September 30, 2012, respectively.
(2) Nine months ended September 30, 2012 included loss from sale of Greek investment securities of $46 million.

STATE STREET CORPORATION
Earnings Release Addendum
CONSOLIDATED RESULTS OF OPERATIONS
Quarters Ended September 30, 2013, June 30, 2013 and September 30, 2012 and Nine Months Ended September 30, 2013 and 2012

	Quarters ended					Nine Months Ended
(Dollars in millions, except per share amounts)	September 30, 2013	June 30, 2013	September 30, 2012	Q3 2013 vs. Q2 2013	Q3 2013 vs. Q3 2012	September 30, 2013	September 30, 2012	% Change
Fee revenue:
Servicing fees	$1,211	$1,201	$1,100	1%	10%	$3,587	$3,264	10%
Management fees	276	277	251	—	10	816	733	11
Trading services:
Foreign exchange trading	147	171	115	(14)	28	464	393	18
Brokerage and other fees	109	125	117	(13)	(7)	369	374	(1)
Total trading services	256	296	232	(14)	10	833	767	9
Securities finance	74	131	91	(44)	(19)	283	331	(15)
Processing fees and other	66	66	45	—	47	192	187	3
Total fee revenue	1,883	1,971	1,719	(4)	10	5,711	5,282	8
Net interest revenue:
Interest revenue	643	700	730	(8)	(12)	2,030	2,281	(11)
Interest expense	97	104	111	(7)	(13)	312	365	(15)
Net interest revenue	546	596	619	(8)	(12)	1,718	1,916	(10)
Gains (losses) related to investment securities, net:
Net gains (losses) from sales of investment securities	6	—	24			11	29
Losses from other-than-temporary impairment	(8)	—	(4)			(8)	(50)
Losses reclassified (from) to other comprehensive income	(2)	(7)	(2)			(12)	23
Gains (losses) related to investment securities, net	(4)	(7)	18			(9)	2
Total revenue	2,425	2,560	2,356	(5)	3	7,420	7,200	3
Provision for loan losses	—	—	—			—	(1)
Expenses:
Compensation and employee benefits	903	917	916	(2)	(1)	2,855	2,922	(2)
Information systems and communications	235	235	211	—	11	707	610	16
Transaction processing services	185	186	170	(1)	9	551	523	5
Occupancy	113	114	115	(1)	(2)	343	349	(2)
Claims resolution	—	—	(362)			—	(362)
Acquisition and restructuring costs	30	30	28	—	7	74	86	(14)
Other	256	316	337	(19)	(24)	816	894	(9)
Total expenses	1,722	1,798	1,415	(4)	22	5,346	5,022	6
Income before income tax expense	703	762	941	(8)	(25)	2,074	2,179	(5)
Income tax expense	163	183	267	(11)	(39)	491	588	(16)
Net income	$540	$579	$674	(7)	(20)	$1,583	$1,591	(1)
Adjustments to net income:
Dividends on preferred stock	$(7)	$(6)	$(15)			$(20)	$(29)
Earnings allocated to participating securities	(2)	(2)	(5)			(6)	(11)
Net income available to common shareholders	$531	$571	$654			$1,557	$1,551
Earnings per common share:
Basic	$1.20	$1.26	$1.39	(5)	(14)	$3.46	$3.23	7
Diluted	1.17	1.24	1.36	(6)	(14)	3.40	3.19	7
Average common shares outstanding (in thousands):
Basic	442,860	452,176	472,355			449,742	479,536
Diluted	452,154	461,040	480,010			458,392	485,813

STATE STREET CORPORATION
Earnings Release Addendum
CONSOLIDATED STATEMENT OF CONDITION

(Dollars in millions, except per share amounts)	September 30, 2013	December 31, 2012
Assets
Cash and due from banks	$3,896	$2,590
Interest-bearing deposits with banks	38,636	50,763
Securities purchased under resale agreements	5,827	5,016
Trading account assets	916	637
Investment securities available for sale	99,982	109,682
Investment securities held to maturity	16,698	11,379
Loans and leases (less allowance for losses of $22 and $22)	15,556	12,285
Premises and equipment	1,816	1,728
Accrued income receivable	2,094	1,970
Goodwill	6,006	5,977
Other intangible assets	2,396	2,539
Other assets	23,357	18,016
Total assets	$217,180	$222,582
Liabilities
Deposits:
Noninterest-bearing	$45,679	$44,445
Interest-bearing -- U.S.	6,575	19,201
Interest-bearing -- Non-U.S.	101,945	100,535
Total deposits	154,199	164,181
Securities sold under repurchase agreements	10,123	8,006
Federal funds purchased	94	399
Other short-term borrowings	3,657	4,502
Accrued expenses and other liabilities	19,929	17,196
Long-term debt	8,748	7,429
Total liabilities	196,750	201,713
Shareholders' Equity
Preferred stock, Series C, no par: 3,500,000 shares authorized; 5,000 shares issued and outstanding	490	489
Common stock, $1 par: 750,000,000 shares authorized; 503,885,462 and 503,900,268 shares issued	504	504
Surplus	9,753	9,667
Retained earnings	12,963	11,751
Accumulated other comprehensive gain (loss)	(114)	360
Treasury stock, at cost (62,587,206 and 45,238,208 shares)	(3,166)	(1,902)
Total shareholders' equity	20,430	20,869
Total liabilities and shareholders' equity	$217,180	$222,582

STATE STREET CORPORATION
Earnings Release Addendum
ASSETS UNDER CUSTODY AND ADMINISTRATION, ASSETS UNDER CUSTODY, AND ASSETS UNDER MANAGEMENT

	As of
(In billions)	September 30, 2013	June 30, 2013	September 30, 2012
Assets Under Custody and Administration
By Product Classification:
Mutual Funds	$6,524	$6,278	$5,828
Collective Funds	6,013	5,826	4,912
Pension Products	5,446	5,447	5,258
Insurance and Other Products	8,050	8,191	7,443
Total Assets Under Custody and Administration	$26,033	$25,742	$23,441
By Servicing Location:
U.S.	$18,998	$18,622	$17,066
Non-U.S.	7,035	7,120	6,375
Total Assets Under Custody and Administration	$26,033	$25,742	$23,441
Assets Under Custody(1)
By Product Classification:
Mutual Funds	$6,229	$6,008	$5,619
Collective Funds	4,531	4,379	3,853
Pension Products	4,385	4,377	4,016
Insurance and Other Products	4,061	4,117	3,799
Total Assets Under Custody	$19,206	$18,881	$17,287
By Servicing Location:
U.S.	$14,334	$13,967	$12,919
Non-U.S.	4,872	4,914	4,368
Total Assets Under Custody	$19,206	$18,881	$17,287
Assets Under Management
Passive:
Equities	$867	$816	$727
Fixed-Income	282	273	295
Exchange-Traded Funds(2)	360	337	337
Other(3)	240	227	203
Total Passive	1,749	1,653	1,562
Active:
Equities	40	44	46
Fixed-Income	14	17	17
Other	52	47	53
Total Active	106	108	116
Cash	386	385	387
Total Assets Under Management	$2,241	$2,146	$2,065

(1) Assets under custody are a component of assets under custody and administration presented above.
(2) Includes SPDR® Gold Fund for which State Street is not the investment manager, but acts as distribution agent.
(3) Includes currency, alternatives, assets passed to sub-advisors and multi-asset class solutions.

STATE STREET CORPORATION
Earnings Release Addendum
RECONCILIATIONS OF OPERATING-BASIS (NON-GAAP) FINANCIAL INFORMATION
     In addition to presenting State Street’s financial results in conformity with U.S. generally accepted accounting principles, referred to as GAAP, management also presents results on a non-GAAP, or "operating" basis, as it believes that this presentation supports meaningful comparisons from period to period and the analysis of comparable financial trends with respect to State Street’s normal ongoing business operations.

     Management believes that operating-basis financial information, which reports revenue from non-taxable sources, such as interest revenue from tax-exempt investment securities and processing fees and other revenue associated with tax-advantaged investments, on a fully taxable-equivalent basis and excludes the impact of revenue and expenses outside of State Street's normal course of business, facilitates an investor's understanding and analysis of State Street's underlying financial performance and trends in addition to financial information prepared and reported in accordance with GAAP. Non-GAAP financial measures should be considered in addition to, not as a substitute for or superior to, financial measures determined in conformity with GAAP.

     This earnings release addendum presents financial information prepared on a GAAP as well as on an operating basis, and provides reconciliations of operating-basis financial measures. The following tables reconcile operating-basis financial information presented in the earnings release to financial information prepared and reported in conformity with GAAP.

	Quarters Ended			% Change
(Dollars in millions, except per share amounts)	September 30, 2013	June 30, 2013	September 30, 2012	Q3 2013 vs. Q2 2013		Q3 2013 vs. Q3 2012
Total Revenue:
Total revenue, GAAP basis	$2,425	$2,560	$2,356	(5.3)%		2.9%
Adjustment to net interest revenue (see below)	35	33	32
Adjustment to processing fees and other revenue (see below)	37	34	39
Adjustment to net interest revenue (see below)	(28)	(47)	(40)
Total revenue, operating basis(1) (2)	$2,469	$2,580	$2,387	(4.30)		3.44

Processing Fees and Other Revenue:
Total processing fees and other revenue, GAAP basis	$66	$66	$45	—		47
Tax-equivalent adjustment associated with tax-advantaged investments	37	34	39
Total processing fees and other revenue, operating basis	$103	$100	$84	3		23

Fee Revenue:
Total fee revenue, GAAP basis	$1,883	$1,971	$1,719	(4)		10
Tax-equivalent adjustment associated with tax-advantaged investments	37	34	39
Total fee revenue, operating basis	$1,920	$2,005	$1,758	(4)		9

Net Interest Revenue:
Net interest revenue, GAAP basis	$546	$596	$619	(8)		(12)
Tax-equivalent adjustment associated with tax-exempt investment securities	35	33	32
Discount accretion related to former conduit securities	(28)	(47)	(40)
Net interest revenue, operating basis	$553	$582	$611	(5)		(9)

Net Interest Margin:
Net interest margin, fully taxable-equivalent basis(3)	1.33%	1.42%	1.53%	(9)	bps	(20)	bps
Effect of discount accretion	(0.06)	(0.11)	(0.09)
Net interest margin, operating basis	1.27%	1.31%	1.44%	(4)		(17)

Expenses:
Total expenses, GAAP basis	$1,722	$1,798	$1,415	(4.2)%		21.7%
Benefit related to claims associated with Lehman bankruptcy	—	—	362
Provisions for litigation exposure and other costs	(5)	(15)	(60)
Special one-time additional charitable contribution	—	—	(25)
Acquisition costs	(18)	(19)	(13)
Restructuring charges, net	(12)	(11)	(15)
Total expenses, operating basis(1) (2)	$1,687	$1,753	$1,664	(3.76)		1.38
(1) For the quarters ended September 30, 2013 and June 30, 2013, negative operating leverage in the quarter-over-quarter comparison was approximately 54 basis points, based on a decrease in total operating-basis revenue of 4.30% and a decrease in total operating-basis expenses of 3.76%.
(2) For the quarters ended September 30, 2013 and September 30, 2012, positive operating leverage in the year-over-year comparison was approximately 206 basis points, based on an increase in total operating-basis revenue of 3.44% and an increase in total operating-basis expenses of 1.38%.
(3) For the quarters ended September 30, 2013, June 30, 2013 and September 30, 2012, fully taxable-equivalent net interest margin represented fully taxable-equivalent net interest revenue of $581 million, $629 million and $651 million, respectively, (GAAP-basis net interest revenue of $546 million, $596 million, and $619 million plus tax-equivalent adjustments of $35 million, $33 million and $32 million, respectively) on an annualized basis as a percentage of average total interest-earning assets for the periods presented.

STATE STREET CORPORATION
Earnings Release Addendum
RECONCILIATIONS OF OPERATING-BASIS (NON-GAAP) FINANCIAL INFORMATION (Continued)

	Quarters Ended			% Change
(Dollars in millions, except per share amounts)	September 30, 2013	June 30, 2013	September 30, 2012	Q3 2013 vs. Q2 2013	Q3 2013 vs. Q3 2012
Other Expenses:
Total other expenses, GAAP basis	$256	$316	$337	(19)%	(24)%
Provisions for litigation exposure and other costs	(5)	(15)	(60)
Special one-time additional charitable contribution	—	—	(25)
Total other expenses, operating basis	$251	$301	$252	(17)	—

Income Before Income Tax Expense:
Income before income tax expense, GAAP basis	$703	$762	$941	(8)	(25)
Net pre-tax effect of non-operating adjustments to revenue and expenses	79	65	(218)
Income before income tax expense, operating basis	$782	$827	$723	(5)	8

Pre-tax operating margin(4):
Pre-tax operating margin, GAAP basis	29.0%	29.8%	39.9%
Net effect of non-operating adjustments	2.7	2.3	(9.6)
Pre-tax operating margin, operating basis	31.7%	32.1%	30.3%

Income Tax Expense:
Income tax expense, GAAP basis	$163	$183	$267
Tax-equivalent adjustments	72	67	71
Net tax effect of non-operating adjustments	1	(2)	(107)
Income tax expense, operating basis	$236	$248	$231

Net Income Available to Common Shareholders:
Net income available to common shareholders, GAAP basis	$531	$571	$654	(7)	(19)
Net after-tax effect of non-operating adjustments to processing fees and other revenue, net interest revenue, expenses and income tax expense	6	—	(181)
Net income available to common shareholders, operating basis	$537	$571	$473	(6)	14

(4) Pre-tax operating margin for the quarters ended September 30, 2013, June 30, 2013 and September 30, 2012 was calculated by dividing income before income tax expense by total revenue.

STATE STREET CORPORATION
Earnings Release Addendum
RECONCILIATIONS OF OPERATING-BASIS (NON-GAAP) FINANCIAL INFORMATION (Continued)

	Quarters Ended			% Change
(Dollars in millions, except per share amounts)	September 30, 2013	June 30, 2013	September 30, 2012	Q3 2013 vs. Q2 2013		Q3 2013 vs. Q3 2012
Diluted Earnings per Common Share:
Diluted earnings per common share, GAAP basis	$1.17	$1.24	$1.36	(6)%		(14)%
Provisions for litigation exposure and other costs	.01	.02	.08
Special one-time additional charitable contribution	—	—	.03
Acquisition costs	.03	.03	.02
Restructuring charges, net	.02	.01	.02
Benefit related to claims associated with Lehman bankruptcy	—	—	(.46)
Effect on income tax rate of non-operating adjustments	—	—	(.01)
Discount accretion related to former conduit securities	(.04)	(.06)	(.05)
Diluted earnings per common share, operating basis	$1.19	$1.24	$.99	(4)		20

Return on Average Common Equity:
Return on average common equity, GAAP basis	10.8%	11.3%	13.3%	(50)	bps	(250)	bps
Provisions for litigation exposure and other costs	.1	.2	.7
Special one-time additional charitable contribution	—	—	.3
Acquisition costs	.3	.2	.2
Restructuring charges, net	.2	.1	.2
Benefit related to claims associated with Lehman bankruptcy	—	—	(4.4)
Effect on income tax rate of non-operating adjustments	—	—	(.2)
Discount accretion related to former conduit securities	(.4)	(.5)	(.5)
Return on average common equity, operating basis	11.0%	11.3%	9.6%	(30)		140

STATE STREET CORPORATION
Earnings Release Addendum
RECONCILIATIONS OF OPERATING-BASIS (NON-GAAP) FINANCIAL INFORMATION

	Nine Months Ended		% Change
(Dollars in millions, except per share amounts)	September 30, 2013	September 30, 2012	2013 vs. 2012
Total Revenue:
Total revenue, GAAP basis	$7,420	$7,200	3.1%
Adjustment to net interest revenue (see below)	100	94
Adjustment to processing fees and other revenue (see below)	105	90
Loss on sale of Greek investment securities (see below)	—	46
Adjustment to net interest revenue (see below)	(106)	(163)
Total revenue, operating basis(1)	$7,519	$7,267	3.47

Processing Fees and Other Revenue:
Total processing fees and other revenue, GAAP basis	$192	$187	3
Tax-equivalent adjustment associated with tax-advantaged investments	105	90
Total processing fees and other revenue, operating basis	$297	$277	7

Fee Revenue:
Total fee revenue, GAAP basis	$5,711	$5,282	8
Tax-equivalent adjustment associated with tax-advantaged investments	105	90
Total fee revenue, operating basis	$5,816	$5,372	8

Net Interest Revenue:
Net interest revenue, GAAP basis	$1,718	$1,916	(10)
Tax-equivalent adjustment associated with tax-exempt investment securities	100	94
Discount accretion related to former conduit securities	(106)	(163)
Net interest revenue, operating basis	$1,712	$1,847	(7)

Net Interest Margin:
Net interest margin, fully taxable-equivalent basis(2)	1.38%	1.63%	(25)	bps
Effect of discount accretion	(0.08)	(0.13)
Net interest margin, operating basis	1.30%	1.50%	(20)

Gains (Losses) Related to Investment Securities, net:
Gains (losses) related to investment securities, net, GAAP basis	$(9)	$2
Loss on sale of Greek investment securities	—	46
Gains (losses) related to investment securities, net, operating basis	$(9)	$48

Expenses:
Total expenses, GAAP basis	$5,346	$5,022	6.5%
Benefit related to claims associated with Lehman bankruptcy	—	362
Provisions for litigation exposure and other costs	(20)	(82)
Special one-time additional charitable contribution	—	(25)
Acquisition costs	(52)	(41)
Restructuring charges, net	(22)	(45)
Total expenses, operating basis(1)	$5,252	$5,191	1.18

(1) For the nine months ended September 30, 2013 and September 30, 2012, positive operating leverage in the year-over-year comparison was approximately 229 basis points, based on an increase in total operating-basis revenue of 3.47% and an increase in total operating-basis expenses of 1.18%.
(2) For the nine months ended September 30, 2013 and September 30, 2012, fully taxable-equivalent net interest margin represented fully taxable-equivalent net interest revenue of $1,818 million and $2,010 million, respectively, (GAAP-basis net interest revenue of $1,718 million and $1,916 million plus tax-equivalent adjustments of $100 million and $94 million, respectively) on an annualized basis as a percentage of average total interest-earning assets for the periods presented.

STATE STREET CORPORATION
Earnings Release Addendum
RECONCILIATIONS OF OPERATING-BASIS (NON-GAAP) FINANCIAL INFORMATION (Continued)

	Nine Months Ended		% Change
(Dollars in millions, except per share amounts)	September 30, 2013	September 30, 2012	2013 vs. 2012
Other Expenses:
Total other expenses, GAAP basis	$816	$894	(9)%
Provisions for litigation exposure and other costs	(20)	(82)
Special one-time additional charitable donation	—	(25)
Total other expenses, operating basis	$796	$787	1

Income Before Income Tax Expense:
Income before income tax expense, GAAP basis	$2,074	$2,179	(5)
Net pre-tax effect of non-operating adjustments to revenue and expenses	193	(102)
Income before income tax expense, operating basis	$2,267	$2,077	9

Pre-tax operating margin(3):
Pre-tax operating margin, GAAP basis	28.0%	30.3%
Net effect of non-operating adjustments	2.2	(1.7)
Pre-tax operating margin, operating basis	30.2%	28.6%

Income Tax Expense:
Income tax expense, GAAP basis	$491	$588
Tax-equivalent adjustment not included in reported results	205	184
Net tax effect of non-operating adjustments	(6)	(111)
Income tax expense, operating basis	$690	$661

Net Income Available to Common Shareholders:
Net income available to common shareholders, GAAP basis	$1,557	$1,551	—
Net after-tax effect of non-operating adjustments to processing fees and other revenue, net interest revenue, net gains (losses) related to investment securities, net, expenses and income tax expense	(6)	(174)
Net income available to common shareholders, operating basis	$1,551	$1,377	13

(3) Pre-tax operating margin for the nine months ended September 30, 2013 and September 30, 2012 was calculated by dividing income before income tax expense by total revenue.

STATE STREET CORPORATION
Earnings Release Addendum
RECONCILIATIONS OF OPERATING-BASIS (NON-GAAP) FINANCIAL INFORMATION (Continued)

	Nine Months Ended		% Change
(Dollars in millions, except per share amounts)	September 30, 2013	September 30, 2012	2013 vs. 2012
Diluted Earnings per Common Share:
Diluted earnings per common share, GAAP basis	$3.40	$3.19	7%
Loss on sale of Greek investment securities	—	.06
Provisions for litigation exposure and other costs	.03	.14
Acquisition costs	.07	.06
Restructuring charges, net	.03	.06
Benefit related to claims associated with Lehman bankruptcy	—	(.45)
Effect on income tax rate of non-operating adjustments	(.01)	(.03)
Discount accretion related to former conduit securities	(.14)	(.20)
Diluted earnings per common share, operating basis	$3.38	$2.83	19

Return on Average Common Equity:
Return on average common equity, GAAP basis	10.4%	10.7%	(30)	bps
Loss on sale of Greek investment securities	—	.2
Provisions for litigation exposure and other costs	.1	.5
Acquisition costs	.2	.2
Restructuring charges, net	.1	.2
Benefit related to claims associated with Lehman bankruptcy	—	(1.5)
Effect on income tax rate of non-operating adjustments	—	(.1)
Discount accretion related to former conduit securities	(.4)	(.7)
Return on average common equity, operating basis	10.4%	9.5%	90

STATE STREET CORPORATION
Earnings Release Addendum
REGULATORY CAPITAL

     This earnings release addendum presents capital ratios in addition to, or adjusted from, those calculated in accordance with currently applicable regulatory requirements. These include capital ratios based on tangible common equity and tier 1 risk-based common capital, as well as capital ratios adjusted to reflect our estimate of the impact of the proposed Basel III capital requirements. These non-regulatory and adjusted capital measures are non-GAAP financial measures. Management currently calculates the non-GAAP capital ratios presented in this earnings release addendum to aid in its understanding of State Street’s capital position under a variety of standards, including currently applicable and evolving regulatory requirements. Management believes that the use of the non-GAAP capital ratios presented in this earnings release addendum similarly aids in an investor's understanding of State Street's capital position and therefore is of interest to investors.

     The total risk-based capital, tier 1 risk-based capital and tier 1 leverage ratios, as applicable, are each calculated in accordance with currently applicable regulatory requirements. The total risk-based capital, tier 1 risk-based capital and tier 1 leverage ratios are used regularly by bank regulatory authorities to evaluate State Street's capital adequacy. The tangible common equity, or TCE, ratio is an additional capital ratio that management believes provides additional context for understanding and assessing State Street's capital adequacy. The tier 1 risk-based common, or tier 1 common, ratio is used by the Federal Reserve in connection with its capital assessment and review programs.

     The TCE ratio is calculated by dividing consolidated total common shareholders’ equity by consolidated total assets, after reducing both amounts by goodwill and other intangible assets net of related deferred taxes. Total assets reflected in the TCE ratio also exclude cash balances on deposit at the Federal Reserve Bank and other central banks in excess of required reserves. The TCE ratio is not required by GAAP or by bank regulations, but is a metric used by management to evaluate the adequacy of State Street’s capital levels. Since there is no authoritative requirement to calculate the TCE ratio, our TCE ratio is not necessarily comparable to similar capital measures disclosed or used by other companies in the financial services industry. Tangible common equity and adjusted tangible assets are non-GAAP financial measures and should be considered in addition to, not as a substitute for or superior to, financial measures determined in accordance with GAAP. Reconciliations with respect to the calculation of the TCE ratios as of September 30, 2013, June 30, 2013 and September 30, 2012 are provided in this earnings release addendum.

     The tier 1 common ratio is calculated by dividing (a) tier 1 risk-based capital, which is calculated in accordance with currently applicable regulatory requirements, less non-common elements including qualifying perpetual preferred stock, qualifying minority interest in subsidiaries and qualifying trust preferred securities, by (b) total risk-weighted assets, which assets are calculated in accordance with currently applicable regulatory requirements. The tier 1 common ratio is not required by GAAP or by currently applicable regulatory capital rules. Management is currently monitoring this ratio, along with the other capital ratios described in this earnings release addendum, in evaluating State Street’s capital levels and believes that, at this time, the ratio may be of interest to investors. Reconciliations with respect to the tier 1 common ratios as of September 30, 2013, June 30, 2013 and September 30, 2012 are provided in this earnings release addendum.

The following table presents State Street's regulatory capital ratios and underlying components, calculated in accordance with currently applicable regulatory requirements.

(Dollars in millions)	September 30, 2013	June 30, 2013	September 30, 2012
RATIOS:
Tier 1 risk-based capital	17.3%	16.6%	19.8%
Total risk-based capital	19.8%	19.1	21.3
Tier 1 leverage	7.2	6.9	7.6

Supporting Calculations:

Tier 1 risk-based capital	$13,911	$13,708	$14,253
Total risk-weighted assets	80,362	82,453	72,067
Tier 1 risk-based capital ratio	17.3%	16.6%	19.8%

Total risk-based capital	$15,919	$15,717	$15,364
Total risk-weighted assets	80,362	82,453	72,067
Total risk-based capital ratio	19.8%	19.1%	21.3%

Tier 1 risk-based capital	$13,911	$13,708	$14,253
Adjusted quarterly average assets	193,465	198,758	187,612
Tier 1 leverage ratio	7.2%	6.9%	7.6%

STATE STREET CORPORATION
Earnings Release Addendum
RECONCILIATIONS OF TANGIBLE COMMON EQUITY AND TIER 1 COMMON RATIOS

The following table presents the calculations of State Street's ratios of tangible common equity to total tangible assets and its ratios of tier 1 common capital to total risk-weighted assets.

(Dollars in millions)		September 30, 2013	June 30, 2013	September 30, 2012
Consolidated Total Assets		$217,180	$227,300	$204,522
Less:
Goodwill		6,006	5,924	5,650
Other intangible assets		2,396	2,406	2,311
Cash balances held at central banks in excess of required reserves		30,386	36,458	25,225
Adjusted assets		178,392	182,512	171,336
Plus deferred tax liabilities		677	668	697
Total tangible assets	A	$179,069	$183,180	$172,033
Consolidated Total Common Shareholders' Equity		$19,940	$19,591	$20,261
Less:
Goodwill		6,006	5,924	5,650
Other intangible assets		2,396	2,406	2,311
Adjusted equity		11,538	11,261	12,300
Plus deferred tax liabilities		677	668	697
Total tangible common equity	B	$12,215	$11,929	$12,997
Tangible common equity ratio	B/A	6.8%	6.5%	7.6%
Tier 1 Risk-based Capital		$13,911	$13,708	$14,253
Less:
Trust preferred securities		950	950	950
Preferred stock		490	490	488
Tier 1 common capital	C	$12,471	$12,268	$12,815
Total Risk-Weighted Assets	D	$80,362	$82,453	$72,067
Tier 1 common ratio	C/D	15.5%	14.9%	17.8%

STATE STREET CORPORATION
Earnings Release Addendum
RECONCILIATIONS OF TIER 1 COMMON RATIOS

In June 2012, U.S. banking regulators issued three Notices of Proposed Rulemaking, or NPRs. These NPRs proposed to revise the current U.S. regulatory capital framework and incorporate previous changes made by the Basel Committee on Banking Supervision to the Basel capital framework, and also proposed to implement relevant provisions of the Dodd-Frank Wall Street Reform and Consumer Protection Act and restructure the U.S. capital rules into a harmonized, codified regulatory capital framework. On July 2, 2013, the Federal Reserve issued a rule intended to implement the Basel III framework in the U.S. The final rule consolidates, with revisions, the three NPRs originally issued by the Federal Reserve in June 2012. State Street's transition period with respect to the final rules has not yet commenced. Under the final rule, State Street will be subject to the lower of its tier 1 common ratio calculated under the Basel III standardized approach, referred to as the standardized approach, and under the Basel III advanced approach, referred to as the advanced approach, in the assessment of its capital adequacy for regulatory purposes. These calculations differ from those done in conformity with the June 2012 NPRs. The following tables reconcile State Street's estimated tier 1 common ratios calculated in conformity with the July 2013 final rule, as State Street currently understands the impact of those requirements(1), to State Street's tier 1 common ratio calculated using currently applicable regulatory requirements under the Basel I rules.

As of September 30, 2013 (Dollars in millions)	Currently Applicable Regulatory Requirements(2)		Basel III Final Rule Standardized Approach (Estimated)(3)	Basel III Final Rule Advanced Approach (Estimated)(3)
Tier 1 risk-based capital	$13,911		$13,199	$13,199
Less:
Trust preferred securities	950		475	475
Preferred stock	490		490	490
Plus:
Other	—		56	56
Tier 1 common capital	12,471	A	12,290	12,290
Total risk-weighted assets	80,362	B	120,454	108,954
Tier 1 common ratio	15.5%	A/B	10.2%	11.3%

As of June 30, 2013 (Dollars in millions)	Currently Applicable Regulatory Requirements(2)		Basel III Final Rule Standardized Approach (Estimated)(4)	Basel III Final Rule Advanced Approach (Estimated)(4)
Tier 1 risk-based capital	$13,708		$13,007	$13,007
Less:
Trust preferred securities	950		475	475
Preferred stock	490		490	490
Plus:
Other	—		54	54
Tier 1 common capital	12,268	C	12,096	12,096
Total risk-weighted assets	82,453	D	120,495	111,035
Tier 1 common ratio	14.9%	C/D	10.0%	10.9%

(1) Estimated Basel III tier 1 common ratios are preliminary, reflect tier 1 common equity calculated under the July 2013 final rule as applicable on its January 1, 2014 effective date, and are based on State Street's present interpretations, expectations and understanding of the final rule as of the respective date of each estimate's first public announcement. Refer to the “Capital” section of the news release with which this addendum is included for important information about the July 2013 final rule, State Street's calculation of its tier 1 common ratio thereunder and factors that could influence State Street's calculation of its tier 1 common ratio. Unless otherwise specified, all capital ratios refer to State Street Corporation and not State Street Bank and Trust Company.

(2) The tier 1 common ratio was calculated by dividing (a) tier 1 risk-based capital, calculated in accordance with currently applicable regulatory requirements, less non-common elements including qualifying perpetual preferred stock, qualifying minority interest in subsidiaries and qualifying trust preferred securities (tier 1 common capital) by (b) total risk-weighted assets, calculated in accordance with currently applicable regulatory requirements.

(3) As of September 30, 2013, for purposes of the calculations done in conformity with the July 2013 final rule, capital and total risk-weighted assets under both the standardized approach and the advanced approach were calculated using State Street’s estimates, based on the provisions of the final rule expected to affect capital in 2014. The tier 1 common ratio was calculated by dividing (a) tier 1 common capital (as described in footnote (2)), but with tier 1 risk-based capital calculated in conformity with the final rule, by (b) total risk-weighted assets, calculated in accordance with the final rule.

• Under both the standardized and advanced approaches, tier 1 risk-based capital decreased by $712 million, as a result of applying the estimated effect of the final rule to tier 1 risk-based capital of $13.911 billion as of September 30, 2013.
• Under both the standardized and advanced approaches, tier 1 common capital used in the calculation of the tier 1 common ratio was $12.290 billion, reflecting the adjustments to tier 1 risk-based capital described in the first bullet above. Tier 1 common capital used in the calculation was therefore calculated as adjusted tier 1 risk-based capital of $13.199 billion less non-common elements of capital, composed of trust preferred securities of $475 million, preferred stock of $490 million, and other adjustments of $56 million as of September 30, 2013, resulting in tier 1 common capital of $12.290 billion. As of September 30, 2013, there was no qualifying minority interest in subsidiaries.
• Under the standardized approach, total risk-weighted assets used in the calculation of the tier 1 common ratio increased by $40.092 billion as a result of applying the provisions of the final rule to total risk-weighted assets of $80.362 billion as of September 30, 2013. Under the advanced approach, total risk-weighted assets used in the calculation of the tier 1 common ratio increased by $28.592 billion as a result of applying the provisions of the final rule to total risk-weighted assets of $80.362 billion as of September 30, 2013.

(4) As of June 30, 2013, for purposes of the calculations done in conformity with the July 2013 final rule, capital and total risk-weighted assets under both the standardized approach and the advanced approach were calculated using State Street’s estimates, based on the provisions of the final rule expected to affect capital in 2014. The tier 1 common ratio was calculated by dividing (a) tier 1 common capital (as described in footnote (2)), but with tier 1 risk-based capital calculated in conformity with the final rule, by (b) total risk-weighted assets, calculated in accordance with the final rule.

• Under both the standardized and advanced approaches, tier 1 risk-based capital decreased by $701 million, as a result of applying the estimated effect of the final rule to tier 1 risk-based capital of $13.708 billion as of June 30, 2013.
• Under both the standardized and advanced approaches, tier 1 common capital used in the calculation of the tier 1 common ratio was $12.096 billion, reflecting the adjustments to tier 1 risk-based capital described in the first bullet above. Tier 1 common capital used in the calculation was therefore calculated as adjusted tier 1 risk-based capital of $13.007 billion less non-common elements of capital, composed of trust preferred securities of $475 million, preferred stock of $490 million, and other adjustments of $54 million as of June 30, 2013, resulting in tier 1 common capital of $12.096 billion. As of June 30, 2013, there was no qualifying minority interest in subsidiaries.
• Under the standardized approach, total risk-weighted assets used in the calculation of the tier 1 common ratio increased by $38.042 billion as a result of applying the provisions of the final rule to total risk-weighted assets of $82.453 billion as of June 30, 2013. Under the advanced approach, total risk-weighted assets used in the calculation of the tier 1 common ratio increased by $28.582 billion as a result of applying the provisions of the final rule to total risk-weighted assets of $82.453 billion as of June 30, 2013.

STATE STREET CORPORATION
Earnings Release Addendum
RECONCILIATIONS OF TIER 1 COMMON RATIOS
State Street disclosed its estimated Basel III tier 1 common ratios as of September 30, 2012 based on its understanding of the June 2012 NPRs, and those calculations differ from those done in conformity with the July 2013 final rule. The following table reconciles State Street's estimated tier 1 common ratios calculated in conformity with the June 2012 NPRs, as State Street understood the impact of those proposed requirements(1), to State Street's tier 1 common ratio calculated using currently applicable regulatory requirements under the Basel I rules.

As of September 30, 2012 (Dollars in millions)	Currently Applicable Regulatory Requirements(2)		Basel III NPRs with Impact of SSFA (Estimated)(3)	Basel III NPRs with SSFA and Run-Off/Reinvestment and GSAS (Estimated)(4)
Tier 1 risk-based capital	$14,253		$13,710	$13,160
Less:
Trust preferred securities	950		713	713
Preferred stock	488		488	488
Plus:
Other	—		60	60
Tier 1 common capital	12,815	E	12,569	12,019
Total risk-weighted assets	72,067	F	111,353	101,098
Tier 1 common ratio	17.8%	E/F	11.3%	11.9%

(1) The estimated Basel III tier 1 common ratios presented in the table above as of September 30, 2012 were estimates by State Street, calculated pursuant to the advanced approach in conformity with the June 2012 NPRs. The calculations were based on State Street's interpretations, expectations and understanding of the June 2012 NPRs as of the date of the estimates' first public announcement. Refer to the “Capital” section of the news release with which this addendum is included for important information about the June 2012 NPRs, State Street's calculations of its tier 1 common ratios thereunder and factors that could influence State Street's calculation of its tier 1 common ratios. Unless otherwise specified, all capital ratios refer to State Street Corporation and not State Street Bank and Trust Company.

(2) The tier 1 common ratio was calculated by dividing (a) tier 1 risk-based capital, calculated in accordance with currently applicable regulatory requirements, less non-common elements including qualifying perpetual preferred stock, qualifying minority interest in subsidiaries and qualifying trust preferred securities (tier 1 common capital) by (b) total risk-weighted assets, calculated in accordance with currently applicable regulatory requirements.

(3) As of September 30, 2012, for purposes of the calculations in done conformity with the June 2012 NPRs, capital and total risk-weighted assets were calculated using State Street’s estimates, based on the provisions of the NPRs expected to affect capital in 2013. The tier 1 common ratio was calculated by dividing (a) tier 1 common capital (as described in footnote (2)), but with tier 1 risk-based capital calculated in conformity with the June 2012 NPRs, by (b) total risk-weighted assets, calculated in accordance with the June 2012 NPRs.

• Tier 1 risk-based capital decreased by $543 million, as a result of applying the estimated effect of the June 2012 NPRs to tier 1 risk-based capital of $14.253 billion as of September 30, 2012.
• Tier 1 common capital used in the calculation of the tier 1 common ratio was $12.569 billion, reflecting the adjustments to tier 1 risk-based capital described in the first bullet above. Tier 1 common capital used in the calculation was therefore calculated as adjusted tier 1 risk-based capital of $13.710 billion less non-common elements of capital, composed of trust preferred securities of $713 million, preferred stock of $488 million, and other adjustments of $60 million as of September 31, 2012, resulting in tier 1 common capital of $12.569 billion. As of September 30, 2012, there was no qualifying minority interest in subsidiaries.
• Total risk-weighted assets used in the calculation of the tier 1 common ratio increased by $39.286 billion as a result of applying the provisions of the June 2012 NPRs, primarily the estimated impact of the Simplified Supervisory Formula Approach, or SSFA, to total risk-weighted assets of $72.067 billion as of September 30, 2012.

(4) As of September 30, 2012, presents ratios calculated in conformity with the June 2012 NPRs, as described in footnote (3), and incorporates the effect of anticipated run-off of investment securities as they mature or pay down and are replaced by subsequent reinvestment into new securities from October 2012 through December 2014, and the estimated effect, at that time, of the planned acquisition of Goldman Sachs Administration Services, or GSAS, which was completed in the fourth quarter of 2012. The net impact of run-off and subsequent reinvestment and the GSAS acquisition was estimated to reduce estimated total risk-weighted assets by $10.255 billion, from $111.353 billion to $101.098 billion.